Trade Receivables	12 Months Ended
Dec. 31, 2023
Trade Receivables [Abstract]
TRADE RECEIVABLES
NOTE 7:	TRADE RECEIVABLES

A receivable represents the Company’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due). Most trade receivables are derived from the sale of electrical components and services to external customers by the Company’s wholly-owned subsidiary, Volta. Trade receivables are non-interest bearing and are generally on terms of 30 to 90 days.

Information about the credit risk exposure of the Company’s trade receivables as of December 31, 2023 and December 31, 2022 is detailed in the trade receivables aging as follows:

	As of December 31,	As of December 31,
	2023	2022
1 - 30 days	353	501
31 - 60 days	119	99
61 - 90 days	63	53
> 91 days	230	85
Allowance for ECL	(51)	(37)
	714	701